EXHIBIT 31

CERTIFICATION

I, Stacey Fling, certify that:

1.           I have reviewed this amended annual  report  on  Form 10-K of Li-ion Motors Corp.;

2.           Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements  were made,  not  misleading  with  respect  to the period  covered by this report;

3.           Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this  report,  fairly  present  in all  material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.           The  registrant 's other certifying  officer(s) and I are responsible for establishing and maintaining disclosure controls and  procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) designed such disclosure  controls and  procedures, or caused such disclosure controls and procedures to be designed  under our  supervision,  to ensure that material information relating to the registrant,  including  its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(d) disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.           The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) any fraud,  whether or not material,  that  involves  management or other employees who have a significant role in the registrant's internal control over financial reporting.

September 15, 2011	By: /s/ Stacey Fling
Stacey Fling, President and C.E.O.
(Principal Executive and Financial Officer)